                                 [EXHIBIT 99.1]

PROXY

                              CLYDE COMPANIES, INC.
                              1423 Devonshire Drive
                           Salt Lake City, Utah 84108

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CLYDE COMPANIES, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998.

     The undersigned hereby constitutes and appoints Carol C. Salisbury and Ila
C. Cook or either of them, with full power of substitution, attorneys, and proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of Clyde Companies, Inc. ("CCI") which the undersigned would be entitled to vote if personally present at CCI's Special Meeting of Shareholders to be held at the offices of Geneva Rock Products, Inc., 1565 W. 400 N., Orem, Utah on Friday, June 19, 1998 at 11:30 a.m., local time, and at any postponement or adjournment thereof, in the following manner:

     1. To approve the Amended and Restated Agreement and Plan of Merger dated as of November 13, 1997 providing for the merger ("Merger") of wholly owned subsidiaries of CCI with W.W. Clyde & Co. ("Clyde"), Geneva Rock Products, Inc. ("Geneva Rock"), Utah Service, Inc. ("Utah Service") and Beehive Insurance Agency, Inc. ("Beehive Insurance"), each of which will become wholly owned subsidiaries of CCI. Upon the effective date of the Merger, each issued and outstanding share of common stock of Clyde, Geneva Rock, Utah Service and Beehive Insurance will be converted into, respectively, 33.93, 239.27, 43.43 and 4.33 shares of common stock, no par value, of CCI.

          [ ]  FOR                 [ ]  AGAINST            [ ]   ABSTAIN

        Other Matters. The proxies are authorized to vote upon such other business as may properly come before the Special Meeting, or any postponement or adjournment thereof.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 1.

        WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH THE CHOICE SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL ONE. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

        Please date and sign exactly as your name or names appear hereon. If more than one owner exists, all should sign. When signing as attorney, executor, trustee, or guardian, give your full title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.

                                                 Dated: __________________, 1998

                                                 _______________________________
                                                             Signature

                                                 _______________________________
                                                             Signature

                                                 _______________________________
                                                           Type or Print

PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

PROXY

                                W.W. CLYDE & CO.
                             1375 North Main Street
                             Springville, Utah 84663

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF W.W. CLYDE & CO. FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998.

     The undersigned hereby constitutes and appoints Richard C. Clyde and Paul
B. Clyde or either of them, with full power of substitution, attorneys, and proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of W.W. Clyde & Co. ("Clyde") which the undersigned would be entitled to vote if personally present at Clyde's Special Meeting of Shareholders to be held at the offices of Geneva Rock Products, Inc., 1565 W. 400 N., Orem, Utah on Friday, June 19, 1998 at 8:00 a.m., local time, and at any postponement or adjournment thereof, in the following manner:

     1. To approve the Amended and Restated Agreement and Plan of Merger dated as of November 13, 1997 providing for the merger ("Merger") of wholly owned subsidiaries of Clyde Companies, Inc. ("CCI") with Clyde, Geneva Rock Products, Inc. ("Geneva Rock"), Utah Service, Inc. ("Utah Service") and Beehive Insurance Agency, Inc. ("Beehive Insurance"), each of which will become wholly owned subsidiaries of CCI. Upon the effective date of the Merger, each issued and outstanding share of common stock of Clyde, Geneva Rock, Utah Service and Beehive Insurance will be converted into, respectively, 33.93, 239.27, 43.43 and 4.33 shares of common stock, no par value, of CCI.

          [ ]  FOR                 [ ]  AGAINST            [ ]   ABSTAIN

        Other Matters. The proxies are authorized to vote upon such other business as may properly come before the Special Meeting, or any postponement or adjournment thereof.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 1.

        WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH THE CHOICE SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL ONE. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

        Please date and sign exactly as your name or names appear hereon. If more than one owner exists, all should sign. When signing as attorney, executor, trustee, or guardian, give your full title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.

                                                 Dated: __________________, 1998

                                                 _______________________________
                                                             Signature

                                                 _______________________________
                                                             Signature

                                                 _______________________________
                                                           Type or Print

PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

PROXY

                           GENEVA ROCK PRODUCTS, INC.
                               1565 West 400 North
                                Orem, Utah 84057

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GENEVA ROCK PRODUCTS, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998.

     The undersigned hereby constitutes and appoints Wilford W. Clyde and Albert
T. Schellenberg or either of them, with full power of substitution, attorneys, and proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of Geneva Rock Products, Inc. ("Geneva Rock") which the undersigned would be entitled to vote if personally present at Geneva Rock's Special Meeting of Shareholders to be held at the offices of Geneva Rock, 1565
W. 400 N., Orem, Utah on Friday, June 19, 1998 at 9:30 a.m., local time, and at any postponement or adjournment thereof, in the following manner:

     1. To approve the Amended and Restated Agreement and Plan of Merger dated as of November 13, 1997 providing for the merger ("Merger") of wholly owned subsidiaries of Clyde Companies, Inc. ("CCI") with W.W. Clyde & Co. ("Clyde"), Geneva Rock, Utah Service, Inc. ("Utah Service") and Beehive Insurance Agency, Inc. ("Beehive Insurance"), each of which will become wholly owned subsidiaries of CCI. Upon the effective date of the Merger, each issued and outstanding share of common stock of Clyde, Geneva Rock, Utah Service and Beehive Insurance will be converted into, respectively, 33.93, 239.27, 43.43 and 4.33 shares of common stock, no par value, of CCI.

          [ ]  FOR                 [ ]  AGAINST            [ ]   ABSTAIN

        Other Matters. The proxies are authorized to vote upon such other business as may properly come before the Special Meeting, or any postponement or adjournment thereof.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 1.

        WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH THE CHOICE SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL ONE. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

        Please date and sign exactly as your name or names appear hereon. If more than one owner exists, all should sign. When signing as attorney, executor, trustee, or guardian, give your full title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.

                                                 Dated: __________________, 1998

                                                 _______________________________
                                                             Signature

                                                 _______________________________
                                                             Signature

                                                 _______________________________
                                                           Type or Print

PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

PROXY

                               UTAH SERVICE, INC.
                                35 East 400 South
                             Springville, Utah 84663

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UTAH SERVICE, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998.

        The undersigned hereby constitutes and appoints Vernon O. Cook and David
O. Cook or either of them, with full power of substitution, attorneys, and proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of Utah Service, Inc. ("Utah Service") which the undersigned would be entitled to vote if personally present at Utah Service's Special Meeting of Shareholders to be held at the offices of Geneva Rock Products, Inc.,1565 W. 400 N., Orem, Utah on Friday, June 19, 1998 at 10:30 a.m., local time, and at any postponement or adjournment thereof, in the following manner:

     1. To approve the Amended and Restated Agreement and Plan of Merger dated as of November 13, 1997 providing for the merger ("Merger") of wholly owned subsidiaries of Clyde Companies, Inc. ("CCI") with W.W. Clyde & Co. ("Clyde"), Geneva Rock Products, Inc. ("Geneva Rock"), Utah Service and Beehive Insurance Agency, Inc. ("Beehive Insurance"), each of which will become wholly owned subsidiaries of CCI. Upon the effective date of the Merger, each issued and outstanding share of common stock of Clyde, Geneva Rock, Utah Service and Beehive Insurance will be converted into, respectively, 33.93, 239.27, 43.43 and 4.33 shares of common stock, no par value, of CCI.

          [ ]  FOR                 [ ]  AGAINST            [ ]   ABSTAIN

        Other Matters. The proxies are authorized to vote upon such other business as may properly come before the Special Meeting, or any postponement or adjournment thereof.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 1.

        WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH THE CHOICE SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL ONE. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

        Please date and sign exactly as your name or names appear hereon. If more than one owner exists, all should sign. When signing as attorney, executor, trustee, or guardian, give your full title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.

                                                 Dated: __________________, 1998

                                                 _______________________________
                                                             Signature

                                                 _______________________________
                                                             Signature

                                                 _______________________________
                                                           Type or Print

PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

PROXY

                         BEEHIVE INSURANCE AGENCY, INC.
                         302 West 5400 South, Suite 109
                               Murray, Utah 84107

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BEEHIVE INSURANCE AGENCY, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 19, 1998.

     The undersigned hereby constitutes and appoints W. Douglas Snow and Carol
C. Salisbury or either of them, with full power of substitution, attorneys, and proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of Beehive Insurance Agency, Inc. ("Beehive Insurance") which the undersigned would be entitled to vote if personally present at Beehive Insurance's Special Meeting of Shareholders to be held at the offices of Geneva Rock Products, Inc., 1565 W. 400 N., Orem, Utah on Friday, June 19, 1998 at 11:00 a.m., local time, and at any postponement or adjournment thereof, in the following manner:

     1. To approve the Amended and Restated Agreement and Plan of Merger dated as of November 13, 1997 providing for the merger ("Merger") of wholly owned subsidiaries of Clyde Companies, Inc. ("CCI") with W.W. Clyde & Co. ("Clyde"), Geneva Rock Products, Inc. ("Geneva Rock"), Utah Service, Inc. ("Utah Service") and Beehive Insurance, each of which will become wholly owned subsidiaries of CCI. Upon the effective date of the Merger, each issued and outstanding share of common stock of Clyde, Geneva Rock, Utah Service and Beehive Insurance will be converted into, respectively, 33.93, 239.27, 43.43 and 4.33 shares of common stock, no par value, of CCI.

          [ ]  FOR                 [ ]  AGAINST            [ ]   ABSTAIN

        Other Matters. The proxies are authorized to vote upon such other business as may properly come before the Special Meeting, or any postponement or adjournment thereof.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 1.

        WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH THE CHOICE SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL ONE. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

        Please date and sign exactly as your name or names appear hereon. If more than one owner exists, all should sign. When signing as attorney, executor, trustee, or guardian, give your full title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.

                                                 Dated: __________________, 1998

                                                 _______________________________
                                                             Signature

                                                 _______________________________
                                                             Signature

                                                 _______________________________
                                                           Type or Print

PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE